UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 27, 2013

TYIN GROUP HOLDINGS LIMITED
(formerly Guwenhua International Company)
(Exact name of registrant as specified in its charter)

000-54275
(Commission File No.)

Nevada (State or other jurisdiction of incorporation)	27-3924073 (I.R.S. Employer Identification No.)

G/F, Block 6, King’s Garden, 331 San Wei Ha Tsuen, Yuen Long, N.T., Hong Kong
(Address of principal executive offices, including zip code)

Registrant's telephone number, including country code:  +852 2136 1139

Guwenhua International Company
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
TYIN GROUP HOLDINGS LIMITED
(formerly Guwenhua International Company)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 27, 2013, our company filed a Certificate of Amendment (the "Amendment") to its Articles of Incorporation (the "Articles of Incorporation") with the Secretary of State of the State of Nevada.  The Amendment amended the Company's Articles of Incorporation to change the name of the Company from Guwenhua International Company to TYIN Group Holdings Limited (the "Name Change"). The Name Change was approved by the Company's shareholders at a special meeting held on October 7, 2013.

On January 24, 2014, the Financial Industry Regulatory Authority approved the Name Change, to be effective at the market open on January 29, 2014.

A copy of the Amendment is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No	Description

4.1	Articles of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Date: October 31, 2014.

TYIN GROUP HOLDINGS LIMITED
By:	/s/ Anthony Tsang
Anthony Tsang President